                                                                   Exhibit 10.38

                     CONSENT, WAIVER AND AMENDMENT AGREEMENT

     This CONSENT, WAIVER AND AMENDMENT AGREEMENT (this "Consent"), dated as of December 28, 2005, is entered into by and between DYNAMICS RESEARCH CORPORATION, a Massachusetts corporation, DRC INTERNATIONAL CORPORATION, a Massachusetts corporation, and H.J. FORD ASSOCIATES, INC., a Delaware corporation, with their principal executive offices at 60 Frontage Road, Andover, Massachusetts (hereinafter, individually and collectively, jointly and severally, the "Borrowers") and BROWN BROTHERS HARRIMAN & CO., as administrative agent and as a lender, TD BANKNORTH, N.A, FORMERLY KNOWN AS BANKNORTH, N.A., as documentation agent and as a lender, KEYBANK NATIONAL ASSOCIATION, as co-syndication agent and as a lender, and BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO FLEET NATIONAL BANK, A BANK OF AMERICA company as co-syndication agent and as a lender (hereinafter, individually and collectively, the "Lenders").

     WHEREAS, the Borrowers and the Lenders are parties to that certain Second Amended and Restated Loan Agreement dated as of September 1, 2004 (as may be amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders, upon certain terms and conditions, agreed to make loans to, and to issue letters of credit for the benefit of, the Borrowers;

     WHEREAS, the Borrowers have requested that the Lenders consent to the sale of Dynamics Research Corporation's real property located at 60 Frontage Road, Andover, Massachusetts (the "Premises") pursuant to that certain Offer Letter dated October 28, 2005 and that certain Purchase and Sale Agreement entered into on or about November 18, 2005 (singly and collectively, the "Purchase Agreement") attached hereto and specifically incorporated by reference herein;

     WHEREAS, the Lenders have agreed, on the terms and subject to the conditions set forth herein, to consent to such transaction;

     NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Consent. The Borrowers have informed the Lenders that Dynamics Research Corporation intends to sell the Premises and enter into a sale/leaseback arrangement with respect to the Premises pursuant to Purchase Agreement (the "Transaction") to be consummated upon terms substantially similar to those contained in the Purchase Agreement. In reliance upon the representations of the Borrowers herein and therein, the Lenders hereby consent to the consummation of the Transaction, subject to each of the following terms and conditions:

          a. Subject to Section 3 of this Consent, no Event of Default shall have occurred and be continuing at the time of the consummation of the Transaction;

          b. The Transaction shall be consummated on or before December 31, 2005 upon terms substantially similar to those contained in the Purchase Agreement and without any material amendment or modification thereto (it being agreed that any amendment or modification to the Purchase Agreement which may be adverse to the interests of the Lenders shall be deemed to be material and that the net cash consideration received by Dynamics Research Corporation (the "Net Cash Proceeds") from the consummation of the Transaction must exceed $15,000,000);

          c. All Net Cash Proceeds shall immediately be remitted by Dynamics Research Corporation to the Administrative Agent, for the ratable benefit of the Lenders, to be applied by the Administrative Agent first to the amounts outstanding under the Term Loan until repaid


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               in full and, second, in reduction of the outstanding principal balance of the Acquisition Term Loan, in inverse order of maturity; and

          d. The Borrowers shall deliver to the Lender true and complete copies of all documents, instruments and agreements executed in connection with the Transaction promptly after consummation of the Transaction.

     Upon receipt of the Net Cash Proceeds by the Administrative Agent in accordance with the terms of this Consent, the Administrative Agent shall execute and deliver to Dynamics Research Corporation a discharge of its mortgage interest in and to the Premises pursuant to a certain Mortgage, Security Agreement and Assignment dated as of February 10, 2000, as amended and in effect, recorded with the Essex County Registry of Deeds at Book 5676, Page 217.

3. Waiver. In connection with the consummation of the Transaction, the Borrowers have requested that the Lenders waive certain Events of Default which may arise as a result thereof. Accordingly, the Lenders hereby waive any defaults arising under the Credit Agreement arising solely from the consummation of the Transaction. The waiver herein shall constitute a one-time waiver and shall relate only to the specific Events of Default which may occur as a result of the consummation of the Transaction, and shall not be deemed to constitute a waiver of any other Event of Default, whether now existing or hereafter arising.

4. Amendment. The Borrowers and the Lenders acknowledge and agree that effective as of the date of this Consent, the Credit Agreement shall be amended by deleting the following text appearing in Section 4-4(b)(i) of the Credit Agreement in its entirety:

          "(b) In addition to the principal payments required pursuant to subsection (a) above, the Borrowers shall also make the following payments of principal:

               (i) commencing with the fiscal year ending December 31, 2005, the Borrowers shall pay annually to the Administrative Agent, for the ratable benefit of the Lenders, by no later than February 15 of each year, fifty percent (50%) of its Excess Cash Flow for the most recently completed fiscal year (each an "EXCESS CASH FLOW PAYMENT"). Each such Excess Cash Flow Payment shall be applied as follows:

                    (A) First, to the outstanding principal balance of the
               Revolving Credit Loans, provided, however, the outstanding principal balance of the Revolving Credit Loans on the last day of the subject fiscal year compared with the outstanding principal balance of the Revolving Credit Loans on the last day of the previous fiscal year does not already reflect such a reduction;

                    (B) Second, to the outstanding principal balance of the
               Acquisition Term Loan, in inverse order of maturity until the Acquisition Term Loan is paid in full; and

                    (C) Third, to the outstanding principal balance of the Term
               Loan, in inverse order of maturity until the Term Loan is paid in full.

                    Application of each such Excess Cash Flow Payment shall not postpone or relieve the Borrowers of their obligations to make the scheduled principal payments required by subsection (a) above; and"

                    And substituting the following text therefor:

          "(b) In addition to the principal payments required pursuant to subsection (a) above, the Borrowers shall also make the following payments of principal:


                                   Page 2 of 5

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               (i) intentionally omitted."

5. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders as follows:

          a. The execution and delivery of this Consent by the Borrowers and the performance by the Borrowers of their obligations and agreements under this Consent and the Credit Agreement as amended hereby are within the corporate authority of the Borrowers, have been duly authorized by all necessary corporate proceedings on behalf of the Borrowers and do not and will not contravene any provision of law, statute, rule or regulation to which the Borrowers are subject or the Borrowers' charters, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrowers.

          b. This Consent and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          c. No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrowers of this Consent or the Credit Agreement as modified hereby.

6. Waiver of Claims: The Borrowers hereby acknowledge and agree that they do not have any offsets, defenses, claims, or counterclaims against the Lenders or any of their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, or assigns with respect to the Credit Agreement or any of the other Loan Documents, the Liabilities, or otherwise, and that if the Borrowers now have, or ever did have, any such offsets, defenses, claims, or counterclaims against the Lenders or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Consent, all of them are hereby expressly WAIVED, and the Borrowers hereby RELEASE the Lenders and their respective officers, directors, employees, affiliates, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

7.   Miscellaneous Provisions.

          a. Except as otherwise expressly provided by this Consent, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as modified hereby, shall continue in full force and effect, and that this Consent and the Credit Agreement shall be read and construed as one instrument.

          b. This Consent is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

          c. This Consent may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Consent it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  (remainder of page intentionally left blank)


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     IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date first written above.

                                        BORROWERS:

                                        DYNAMICS RESEARCH CORPORATION


                                        By /s/ David Keleher
                                           -------------------------------------
                                        Name: David Keleher
                                              ----------------------------------
                                        Title: Senior VP and CFO
                                               ---------------------------------


                                        DRC INTERNATIONAL CORPORATION


                                        By /s/ David Keleher
                                           -------------------------------------
                                        Name: David Keleher
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        H.J. FORD ASSOCIATES, INC.


                                        By /s/ David Keleher
                                           -------------------------------------
                                        Name: David Keleher
                                              ----------------------------------
                                        Title: Treasurer
                                               ---------------------------------


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ACKNOWLEDGED AND AGREED

LENDERS:

BROWN BROTHERS HARRIMAN & CO.
("ADMINISTRATIVE AGENT AND LENDER")


By /s/ John D. Rogers
   -------------------------------------
Name: John D. Rogers
      ----------------------------------
Title: SVP
       ---------------------------------


TD BANKNORTH, N.A., FORMERLY KNOWN AS
BANKNORTH, N.A.
("DOCUMENTATION AGENT AND LENDER")


By /s/ Jeffrey R. Westling
   -------------------------------------
Name: Jeffrey R. Westling
      ----------------------------------
Title: Senior Vice President
       ---------------------------------


KEYBANK NATIONAL ASSOCIATION
("CO-SYNDICATION AGENT AND LENDER")


By /s/ Daniel DiMarco
   -------------------------------------
Name: Daniel DiMarco
      ----------------------------------
Title: Assistant Vice President
       ---------------------------------


BANK OF AMERICA, N.A., SUCCESSOR BY
MERGER TO FLEET NATIONAL BANK,
A BANK OF AMERICA COMPANY
("CO-SYNDICATION AGENT AND LENDER")


By /s/ Jean S. Manthorne
   -------------------------------------
Name: Jean S. Manthorne
      ----------------------------------
Title: Senior Vice President
       ---------------------------------


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